                                                                    Exhibit 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 27, 2000 included in Cytyc Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                    /s/ Arthur Andersen LLP


Boston, Massachusetts
June 5, 2000